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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the use in this proxy statement/prospectus that is made part of the registration statement of MainStreet IPO.com Inc. (Form S-4, No. 333-
            ) for the registration of its securities of our report dated December 2, 1999 relating to the financial statements of MainStreet
IPO.com Inc. and to the reference to us under the heading "Experts" in such proxy statement/ prospectus.

                                        Holtz Rubenstein & Co., LLP

February 9, 2000
Melville, New York